Prepaid Expenses and Other Current Assets - Schedule of Prepaid Expenses and Other Current Assets (Detail) In Thousands, unless otherwise specified	Dec. 31, 2013 USD ($)	Dec. 31, 2013 CNY	Dec. 31, 2012 CNY
Deferred Costs Capitalized Prepaid And Other Assets Disclosure [Abstract]
Rental deposits	$ 348	2,105	1,948
Advance to suppliers	1,283	7,769	9,322
Staff advances	143	867	229
Other receivables	421	2,546	936
Prepaid expenses and other current assets	$ 2,195	13,287	12,435